LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED OCTOBER 24, 2007

TO THE PROSPECTUSES DATED JUNE 28, 2007 OF EACH OF

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

Effective November 1, 2007, the following text supplements the currently effective prospectus for each fund as indicated below:

Investment Strategies—Derivatives

Legg Mason Partners California Municipals Fund

Legg Mason Partners Managed Municipals Fund

In addition to the other uses of derivatives, as described in the Prospectuses of the funds listed above, the funds may also use derivatives for purposes of enhancing returns.

Performance—Benchmark

Legg Mason Partners California Municipals Fund

The performance table included in the Prospectus of the fund listed above shows how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index, typically referred to as a benchmark. The fund’s benchmark was changed as described below to better reflect the composition of the fund’s portfolio holdings.

Legg Mason Partners California Municipals Fund’s benchmark was changed from the Lehman Brothers Municipal Bond Index to the Lehman Brothers California Municipal Bond Index. The Lehman Brothers California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. Please note that an investor can not invest directly in an index. An index does not reflect deductions for fees, expenses or taxes. The average annual total returns for the Lehman Brothers California Municipal Bond Index for the 1, 5 and 10 year periods ended December 31, 2006 were as follows:

Average Annual Total Returns (for periods ended December 31, 2006)

Index	1 year	5 year	10 year
Lehman Brothers California Municipal Bond Index	5.13%	5.61%	5.88%

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